                                              File Numbers 33-12047 and 811-5027

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    Form N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   X
                                                                   ---


                      Pre-Effective Amendment Number
                                                      ---

                     Post-Effective Amendment Number   10
                                                      ---

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   X
                                                                       ---

                             Amendment Number   10
                                               ---

                        (Check appropriate box or boxes)

                             MIMLIC CASH FUND, INC.
                             ----------------------
               (Exact name of Registrant as Specified in Charter)

               400 ROBERT STREET NORTH, ST. PAUL, MINNESOTA  55101
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (612) 223-4239
                                                           --------------

      ERIC J. BENTLEY, 400 ROBERT STREET NORTH, ST. PAUL, MINNESOTA  55101
      --------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:
                           Michael J. Radmer, Esquire
                             Dorsey & Whitney LLP
                             220 South Sixth Street
                       Minneapolis, Minnesota  55402-1498

APPROXIMATE DATE OF PROPOSED OFFERING: As soon as practicable after this Registration Statement becomes effective.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
          immediately upon filing pursuant to paragraph (b)
     ---

      X   On January 31, 1997 pursuant to paragraph (b)
     ---


          60 days after filing pursuant to paragraph (a)(1)
     ---


          on (date) pursuant to paragraph (a)(1)
     ---


          75 days after filing pursuant to paragraph (a)(2)
     ---


          on (date) pursuant to paragraph (a)(2) of Rule 485.
     ---

IF APPROPRIATE, CHECK THE FOLLOWING BOX:
          this post-effective amendment designates a new effective date
     ---
          for a previously filed post-effective amendment.


Pursuant to Regulation 270.24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite number of its common shares under the Securities Act of 1933. The Rule 24f-2 Notice for Registrant's most recent fiscal year was filed November 18, 1996.

                             MIMLIC CASH FUND, INC.
                      Registration Statement on Form N-1A

                        --------------------------------

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 481(a)

                        --------------------------------


ITEM NO.                                         PROSPECTUS HEADING
--------                                         ------------------

  1. Cover Page . . . . . . . . . . . . . . . .   Cover Page

  2. Synopsis . . . . . . . . . . . . . . . . .   Fees and Expenses

  3. Condensed Financial Information  . . . . .   Condensed Financial
                                                  Information; Investment
                                                  Performance

  4. General Description of Registrant  . . . .   Investment Objectives and
                                                  Policies; Investment
                                                  Restrictions; Risks of
                                                  Investing in the Fund;
                                                  Management of the Fund;
                                                  General Information

  5. Management of the Fund . . . . . . . . . .   Management of the Fund;
                                                  General Information

  6. Capital Stock and Other Securities . . . .   Dividends; Taxes; General
                                                  Information

  7. Purchase of Securities Being Offered . . .   Purchase of Fund Shares

  8. Redemption or Repurchase . . . . . . . . .   Redemption of Fund Shares

  9. Pending Legal Proceedings  . . . . . . . .   Not Applicable

                                                  STATEMENT OF ADDITIONAL
                                                  -----------------------
ITEM NO.                                          INFORMATION HEADING
--------                                          -------------------

 10. Cover Page . . . . . . . . . . . . . . . .   Cover Page

 11. Table of Contents  . . . . . . . . . . . .   Table of Contents

 12. General Information and History  . . . . .   Not Applicable

 13. Investment Objectives and Policies . . . .   Investment Objectives and
                                                  Policies; Investment
                                                  Restrictions

 14. Management of the Fund . . . . . . . . . .   Directors and Executive
                                                  Officers; Director Liability

 15. Control Persons and Principal Holders
      of Securities . . . . . . . . . . . . . .   Capital Stock and Ownership of
                                                  Shares

 16. Investment Advisory and Other Services . .   Investment Advisory and Other
                                                  Services

 17. Brokerage Allocation . . . . . . . . . . .   Portfolio Transactions and
                                                  Brokerage

 18. Capital Stock and Other Securities . . . .   Capital Stock and Ownership of
                                                  Shares

 19. Purchase, Redemption and Pricing
      of Securities Being Offered . . . . . . .   Shareholder Services;
                                                  Redemptions; Amortized Cost
                                                  Method of Portfolio Valuation

 20. Tax Status . . . . . . . . . . . . . . . .   Distributions and Tax Status

 21. Underwriters . . . . . . . . . . . . . . .   Investment Advisory and Other
                                                  Services

 22. Calculation of Performance Data  . . . . .   Calculation of Performance
                                                  Data

 23. Financial Statements . . . . . . . . . . .   Financial Statements

                 PART A.  INFORMATION REQUIRED IN A PROSPECTUS
                          ------------------------------------

PROSPECTUS

                             MIMLIC CASH FUND, INC.
                             400 Robert Street North
                           St. Paul, Minnesota  55101
                                  (612) 223-4239

                             -----------------------

          MIMLIC Cash Fund, Inc. (the "Fund") is a "no-load" mutual fund seeking a high level of current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in debt securities maturing in 397 calendar days or less from the date of acquisition by the Fund.

          AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

          Shares of the Fund are not offered to the general public. They are sold only to persons who have previously entered into investment advisory agreements (the "Advisory Clients") directly with the Fund's investment adviser or with other affiliated investment advisers (the "Qualifying Advisers"), and may be purchased only with funds managed by the Qualifying Advisers. No investment advisory fee or other expenses, except custodian fees and brokerage commissions (if any), are charged to the Fund. Other than custodian fees and brokerage commissions, expenses associated with the Fund's operations and the registration and sale of its shares are assumed by the Fund's investment adviser or by its underwriter.

          This Prospectus concisely describes the information which you ought to know before investing. Please read it carefully and keep it for future reference.


          A Statement of Additional Information about the Fund dated January 31, 1997, is available free of charge. Write to MIMLIC Sales Corporation ("MIMLIC Sales"), 400 Robert Street North, St. Paul, Minnesota 55101, or telephone (612) 223-4239. The Statement has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus.


          Shares of the Fund are offered for sale by MIMLIC Sales. There is no sales charge. MIMLIC Sales is a subsidiary of The Minnesota Mutual Life Insurance Company ("Minnesota Mutual").

                           ---------------------------

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
                 OR ANY STATE SECURITIES COMMISSION PASSED UPON
                THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Dated January 31, 1997

                                FEES AND EXPENSES

          The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.


Shareholder Transaction Expenses
     Maximum sales load imposed on purchases (as a
          percentage of offering price). . . . . . . . . . .        0%
     Sales load imposed on reinvested dividends. . . . . . .        0
     Redemption fees   . . . . . . . . . . . . . . . . . . .        0

Annual Fund Operating Expenses
(as a percentage of average net assets)
     Investment advisory fees. . . . . . . . . . . . . . . .        0%
     Other expenses. . . . . . . . . . . . . . . . . . . . .      .09%
                                                                  ----

Total Fund Operating Expenses. . . . . . . . . . . . . . . .      .09%
                                                                  ----


Example

          An investor would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.


      1 Year             3 Years             5 Years             10 Years
      ------             -------             -------             --------

        $1                 $3                  $5                   $12


          The example contained in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

          Because shares of the Fund will be sold only to the Advisory Clients, and may be purchased only with funds managed by the Qualifying Advisers for the Advisory Clients, the Fund pays no advisory fee. In addition, Advantus Capital pays all expenses of the Fund, except custodian fees, brokerage commissions and those expenses expressly assumed by the Fund's underwriter.

                                 FINANCIAL HIGHLIGHTS

The following financial highlights table shows certain per share data and selected important financial information for evaluating the Fund's results. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the audited financial statements contained in the Fund's Annual Report to Shareholders.




                                                                              Period from
                                                                              November 1,
                                                Years ended September 30,       1993 to               Years ended October 31,
                                                --------------------------    September 30,     --------------------------------
                                                   1996         1995(h)         1994 (a)          1993        1992        1991
                                                -----------   ------------    --------------     -------     -------     --------

Net asset value, beginning of period..........   $1.0000        $1.0000           $1.0000       $1.0000     $1.0000     $1.0000
                                                ---------      ----------      -------------     -------     -------     --------

Income from investment operations:
    Net investment income.....................     .0547         0.0571            0.0342        0.0320      0.0402      0.0638
                                                ---------      ----------      -------------     -------     -------     --------
      Total from investment operations........     .0547         0.0571            0.0342        0.0320      0.0402      0.0638
                                                ---------      ----------      -------------     -------     -------     --------
Less distributions:
    Dividends from net investment income......    (.0547)       (0.0571)          (0.0342)      (0.0320)    (0.0402)    (0.0638)
                                                ---------      ----------      -------------     -------     -------     --------
      Total distributions.....................    (.0547)       (0.0571)          (0.0342)      (0.0320)    (0.0402)    (0.0638)
                                                ---------      ----------      -------------     -------     -------     --------
Net asset value, end of period................   $1.0000        $1.0000           $1.0000       $1.0000     $1.0000     $1.0000
                                                ---------      ----------      -------------     -------     -------     --------
                                                ---------      ----------      -------------     -------     -------     --------

Total return (c) .............................      5.60%          5.87%             3.49%(d)      3.25%       4.10%       6.57%

Net assets, end of period (in thousands) .....    $9,541        $10,922           $12,316       $16,927      $21,047     $32,691

Ratio of expenses to average daily
    net assets (f)............................       .09%         0.10%             0.08%(g)      0.07%       0.06%       0.08%

Ratio of net investment income to
    average daily net assets (f) .............      5.52%         5.71%             3.68%(g)      3.20%       4.12%       6.21%


                                                                                        Period from
                                                                                         August 14,
                                                        Years ended October 31,         1987 (b) to
                                                 ------------------------------------   October 31,
                                                   1990          1989           1988        1987
                                                 -------       -------        -------   ------------
Net asset value, beginning of period..........   $1.0000       $1.0000        $1.0000     $1.0000
                                                 -------       -------        -------   ------------
Income from investment operations:
    Net investment income.....................    0.0818        0.0902         0.0569      0.0100
                                                 -------       -------        -------   ------------
      Total from investment operations........    0.0818        0.0902         0.0569      0.0100
                                                 -------       -------        -------   ------------
Less distributions:
    Dividends from net investment income......   (0.0818)      (0.0902)       (0.0569)    (0.0100)
                                                 -------       -------        -------   ------------
      Total distributions.....................   (0.0818)      (0.0902)       (0.0569)    (0.0100)
                                                 -------       -------        -------   ------------
Net asset value, end of period................   $1.0000       $1.0000        $1.0000     $1.0000
                                                 -------       -------        -------   ------------
                                                 -------       -------        -------   ------------

Total return (c) .............................      8.49%         9.40%          5.85%       1.04%(e)

Net assets, end of period (in thousands) .....    $21,452      $21,865         $10,328          $150

Ratio of expenses to average daily
    net assets (f)............................      0.09%         0.13%          0.13%        --

Ratio of net investment income to
    average daily net assets (f) .............      8.18%         8.98%          7.68%       5.84%(g)



-------------------------------------------
(a) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(b) The inception of the Fund was January 26, 1987. However, the Fund's shares did not become effectively registered under the Securities Act of 1933 until August 14, 1987. Financial highlights are not presented for the period from January 26, 1987 to August 13, 1987 as the Fund's shares were not registered during that period.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value.
(d) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(e) Total return is presented for the period from August 14, 1987, commencement of operations, to October 31, 1987.
(f) The Fund's Adviser voluntarily absorbed $215 and $2,115 in expenses for the years ended October 31, 1989 and 1988, respectively. If the Fund had been charged for these expenses the ratio of expenses to average daily net assets would have been .13% and .17%, respectively, and the ratio of net investment income to average daily net assets would have been 8.98% and 7.64%, respectively. The Fund did not begin to accrue expenses until August 31, 1988.
(g)  Adjusted to an annual basis.

(h) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.

                             INVESTMENT PERFORMANCE

          From time to time the Fund advertises its "current yield" and "effective yield." Both yield figures are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be higher than the "current yield" because of the compounding effect of this assumed reinvestment. "Current yield" and "effective yield" will vary based upon, among other things, changes in market conditions, the level of interest rates and the level of the Fund's expenses.

          For additional information regarding the calculation of yield see the Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES

          MIMLIC Cash Fund, Inc. is a mutual fund designed to meet the short-term investment needs of the Advisory Clients by seeking a high level of current income to the extent consistent with preservation of capital and maintenance of liquidity. This investment objective of the Fund may not be changed without the approval of a majority of the outstanding shares of the Fund. The Fund's other investment policies may be changed at any time without shareholder approval, although shareholders will be notified of those changes.

          The Fund plans to achieve its objective by pooling daily the Advisory Clients' cash available for short-term investment and investing in a diversified portfolio of money market instruments. There can be no assurance that the Fund will achieve its objective.

          The Fund is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), in addition to its other policies and restrictions discussed below. Pursuant to Rule 2a-7, the Fund is required to invest exclusively in securities that mature within 397 days from the date of purchase and to maintain an average weighted maturity of not more than 90 days. Rule 2a-7 also requires that all investments by the Fund be limited to United States dollar-denominated investments that (a) present "minimal credit risk" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by Standard & Poor's Corporation, or Prime-1 or Prime-2 by Moody's Investors Service, Inc.

          Rule 2a-7 also requires, among other things, that the Fund may not invest, other than in United States "Government securities" (as defined in the 1940 Act), (a) more than 5% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1) and (b) more than the greater of 1% of its total assets or $1,000,000 in Second Tier Securities of any one issuer. The Fund's present practice is not to purchase any Second Tier Securities.

          Subject to these limitations, the Fund will invest in a managed portfolio of money market instruments as follows:

          - Obligations issued or guaranteed as to principal or interest by the United States Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the United States Government pursuant to authority granted by Congress.

          - Obligations (including certificates of deposit and bankers acceptances) of United States banks, savings and loan associations and savings banks which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of not less than $2 billion; U.S. dollar denominated obligations of Canadian chartered banks, London branches of United States banks, and United States branches or agencies of foreign banks if such banks meet the above-stated asset size (see "Risks of investing in the Fund"); and obligations of any United States banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations does not exceed $100,000 for any one United States bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation.

          - Obligations of the International Bank for Reconstruction and Development.


          - Commercial paper (including variable amount master demand notes) issued by United States limited partnerships, corporations or affiliated foreign corporations.


          - Other corporate debt obligations that at the time of issuance were long-term securities, but that have remaining maturities of 397 calendar days or less.

          - Repurchase agreements with respect to any of the foregoing obligations.

          - Forward purchase arrangements committing the Fund to purchase any of the foregoing obligations at an agreed upon price and future date.

          By limiting the maturity of its investments as described above, the Fund seeks to lessen the changes in the value of its assets caused by market factors. The Fund intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance it will be able to do so.

          U.S. Government obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Export-Import Bank, the Student Loan Marketing Association, the

U.S. Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association and the Export-Import Bank; others by the right of the issuer to borrow from the Treasury, such as securities of the Student Loan Marketing Association, the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association.

          Securities issued or guaranteed as to principal and interest by the United States Government may also be acquired in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGR's") and "Certificates of Accrual on Treasury Securities" ("CATS"). The Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the United States Treasury.
The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

          Custodial receipts (including Treasury Receipts, TIGR's and CATS) and STRIPS are sold on a yield basis which represents a compounded rate of return (bond equivalent yield). The amount of discount therefore depends upon the maturity of the custodial receipt or STRIP--the longer the maturity the deeper the discount. Certain of these instruments are available in maturities as long as thirty years, but the Fund will purchase custodial receipts and STRIPS only where the time remaining to maturity does not exceed one year. Although these instruments provide certainty as to the amount and timing of cash flows, the rate of return on a custodial receipt or STRIP is guaranteed only if it is held to maturity. There is no income (or reinvestment decision) between the purchase date and maturity inasmuch as each custodial receipt or STRIP represents a single interest (coupon) or principal component of an underlying U.S. Treasury obligation, payable at maturity. A secondary market exists for custodial receipts and STRIPS, and such instruments are generally thought to be liquid.

          Variable amount master demand notes refer to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs.
They allow the investment of fluctuating amounts by the Fund at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes are illiquid assets. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. The Fund's investment adviser will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note.

          Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Fund has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government. See "Risks of Investing in the Fund."

          Forward commitments are arrangements by which the Fund agrees to purchase a security at a fixed price on a specified future date. Delivery of and payment for the security normally takes place 15 to 45 days after the date of the commitment. Such arrangements might be entered into, for example, when the Fund anticipates a decline in the yield of securities of a certain issuer and is able to obtain a higher yield by committing currently to purchase such securities to be issued at a later date. The Fund may enter into forward commitments if it holds, and maintains until the settlement date in a segregated account, cash or high-grade, short-term debt obligations in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund generally enters into forward commitments with the intention of acquiring the security for its portfolio, the Fund may dispose of a commitment prior to settlement if its investment adviser deems it appropriate to do so. No more than 5% of the Fund's total assets may be subject to forward commitments. Moreover, the Fund will not enter into forward commitments if and to the extent such investments would, as determined by the Fund's investment adviser, materially increase the risk of a significant deviation in the Fund's net asset value per share. See "Amortized Cost Method of Portfolio Valuation" in the Statement of Additional Information.

          The Fund may also enter into reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are the counterparts of repurchase agreements, by which the Fund sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be considered a form of borrowing by the Fund from the buyer, collateralized by the security. The Fund uses the proceeds of a reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund utilizes reverse repurchase agreements when the interest income to be earned from investment of the proceeds of the reverse repurchase transaction exceeds the interest expense of the transaction.

          ILLIQUID SECURITIES AND RULE 144A PAPER--The Fund is permitted to invest up to 10% of its net assets in illiquid investments. See "Investment Restrictions," below. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act.

          The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, Advantus Capital and the Fund believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of
Section 4(2) of the 1933 Act. The Fund may invest without limitation in these forms of restricted securities if such securities are deemed by Advantus Capital to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, Advantus Capital must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

          See the Statement of Additional Information for more information on the Fund's investment policies, including additional descriptions of money market obligations and ratings.

                               PORTFOLIO TURNOVER

          The Fund, consistent with its investment objective, attempts to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. As a result, the Fund may have significant portfolio turnover. There usually is no brokerage commissions paid by the Fund for such purchases since such securities are purchased on a net basis. Since securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Fund's portfolio turnover rate for reporting purposes is zero.

                             INVESTMENT RESTRICTIONS

          The Fund has certain investment restrictions, set forth in their entirety in the Statement of Additional Information, some of which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. The Fund will not:

          - Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer.

          - Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry; provided that (a) telephone, gas, and electric public utilities are each regarded as separate industries and (b) United States banks, savings and loan associations, savings banks, and finance companies are each regarded as separate industries for the purpose of this limitation. There are no limitations with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or certificates of deposit and bankers acceptances of United States banks or their domestic branches.

          - Make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain without payment of further consideration, securities equivalent in kind and amount to those sold, and only to the extent that the Fund's short positions will not at the time of any short sale aggregate in total sale prices more than 10% of its total assets.

          - Borrow money or enter into reverse repurchase agreements in excess of 5% of its net assets and, with respect to borrowing money, only as a temporary measure for extraordinary or emergency purposes.

          - Invest more than 5% of its total assets in securities of businesses (including predecessors) less than three years old.

          - Enter into repurchase agreements maturing in more than seven days, purchase certificates of deposit of banks and savings and loan associations which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of less than $2 billion, purchase variable amount master demand notes, or invest in any other illiquid assets, if such investments taken together exceed 10% of the Fund's net assets (this restriction is not fundamental).

                         RISKS OF INVESTING IN THE FUND

          As with any money market fund, the value of the securities in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Longer-term obligations may fluctuate more in value than shorter-term obligations. If the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate which would affect the amounts of net income available for distribution to shareholders.

          All of the Fund's investments will mature in 397 calendar days or less from the date of acquisition by the Fund. By limiting the maturity of its investments, the Fund seeks to lessen the changes in the value of its assets caused by market factors. However, substantial redemptions or revised evaluations of the issuer of portfolio securities could require the Fund to sell portfolio securities at a time when a sale might not otherwise be favorable, and thereby decrease the value of the Fund's assets.

          Obligations of Canadian chartered banks, London branches of United States banks, and U.S. branches and agencies of foreign banks may involve somewhat greater opportunity for income than the other money market instruments in which the Fund invests, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial record-keeping standards as, domestic banks. The Fund will not invest more than a total of 25% of its total assets in obligations of Canadian chartered banks, London branches of United States banks, and U.S. branches and agencies of foreign banks.

          Repurchase agreements involve the risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to dispose of the underlying security in the market or would hold the underlying security until maturity. However, in the case of a repurchase agreement construed by the courts as a collateralized loan, the Fund may be subject to various delays and risks of loss in attempting to dispose of the underlying security, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, and (b) possible reduced levels of income and lack of access to income during this period.

          The use of reverse repurchase agreements by the Fund allows it to leverage its portfolio. While leveraging offers the potential for increased yield, it magnifies the risks associated with the Fund's investments and reduces the stability of the Fund's net asset value per share. To limit this risk, the Fund will not enter into a reverse repurchase agreement if all such transactions, together with any money borrowed, exceed 5% of the Fund's net assets. Moreover, the Fund will not enter into reverse repurchase agreements if and to the extent such transactions would, as determined by the Fund's investment adviser, materially increase the risk of a significant deviation in the Fund's net asset value per share. See "Amortized Cost Method of Portfolio Valuation" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND


          The Fund's investment adviser is Advantus Capital Management, Inc. ("Advantus Capital"). Advantus Capital commenced its business in June 1994, and provides investment advisory services to ten other mutual funds (Advantus Horizon Fund, Inc., Advantus Spectrum Fund, Inc., Advantus Money Market Fund, Inc., Advantus Mortgage Securities Fund, Inc., Advantus Bond Fund, Inc., Advantus Cornerstone Fund, Inc., Advantus Enterprise Fund, Inc., Advantus International Balanced Fund, Inc., Advantus Venture Fund, Inc. and Advantus Index 500 Fund, Inc.) and various private accounts. Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company ("MIMLIC Management") which, prior to March 1, 1995, served as investment adviser to the Fund. The same portfolio manager and other personnel who previously provided investment advisory services to the Fund through MIMLIC Management continue to provide the same services through Advantus Capital. MIMLIC Management commenced its current business in January, 1984, and provides investment advisory services to one other mutual fund (MIMLIC Series Fund, Inc.), Minnesota Mutual and to various other private accounts. MIMLIC Management is a subsidiary of Minnesota Mutual. Minnesota Mutual was organized in 1880 and has assets of more than $9.8 billion. The address of the Fund, Advantus Capital, MIMLIC Management, MIMLIC Sales, and Minnesota Mutual is 400 Robert Street North, St. Paul, Minnesota 55101.

          Advantus Capital selects and reviews the Fund's investments, and provides executive and other personnel for the management of the Fund. The Fund's board of directors supervises the affairs of the Fund as conducted by Advantus Capital.

          The name and title of the portfolio manager employed by Advantus Capital who is primarily responsible for the day-to-day management of the Fund's portfolio, the length of time employed in that position, and other business experience during the past five years are set forth below:


Portfolio Manager        Primary Portfolio        Business Experience During
    and Title              Manager Since               Past Five Years
-----------------        -----------------        --------------------------
Wayne R. Schmidt           May 1, 1991            Vice President of Advantus Capital;
Vice President and                                Investment Officer of MIMLIC Management;
Portfolio Manager

          Because shares of the Fund will be sold only to the Advisory Clients, and may be purchased only with funds managed by the Qualifying Advisers for the Advisory Clients, the Fund pays no advisory fee to Advantus Capital. Advantus Capital, under the Advisory Agreement with the Fund, acts as investment adviser and manager for the Fund, and furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. In addition, Advantus Capital pays all expenses of the Fund, except custodian fees, brokerage commissions and those expenses expressly assumed by the Fund's underwriter, including the salaries and fees of all officers and directors of the Fund, auditing and accounting fees, legal fees, and the Fund's transfer agent, dividend disbursing agent and redemption agent expenses. Minnesota Mutual acts as the Fund's transfer agent, dividend disbursing agent and redemption agent.


          For the fiscal year ended September 30, 1996, the expenses paid by the Fund, as a percentage of average daily net assets, were .09%.


          MIMLIC Sales, the underwriter of the Fund's shares, bears all promotional expenses in connection with the distribution of the Fund's shares, including paying for prospectuses and statements of additional information for new shareholders, shareholder reports for new shareholders and the costs of sales literature.

                             PURCHASE OF FUND SHARES

GENERALLY

          Shares of the Fund may be purchased only with funds of the Advisory Clients managed by the Qualifying Advisers. The purchase of shares of the Fund will therefore be initiated only by the Qualifying Advisers in accordance with the terms of the investment advisory agreements with the Advisory Clients. The Advisory Clients, under the terms of their respective advisory agreements with the Qualifying Advisers, have authority to instruct the Qualifying Advisers to refrain from purchasing shares of the Fund.

          The Fund's shares may be purchased from MIMLIC Sales (the underwriter of the Fund's shares) at a price equal to their asset value, which will normally be constant at $1.00 per share. There is no assurance that the Fund can maintain the $1.00 per share value. There is no sales charge. MIMLIC Sales reserves the right to reject any purchase order.

          Certificates representing shares purchased are not ordinarily issued. However, shareholders will receive written confirmation of their purchases. Shareholders will have the same rights of ownership with respect to such shares as if certificates had been issued. A shareholder may receive a certificate representing shares purchased by written request to MIMLIC Sales. No charge is made for any certificate issued.

MINIMUM INVESTMENTS

          There is no minimum amount required for either initial or subsequent investments.

PUBLIC OFFERING PRICE

          The public offering price of Fund shares is equal to the Fund's net asset value per share next to be determined after an order is received by the Fund and becomes effective. The Fund's net asset value per share is determined by adding the current value of all securities and all other assets, subtracting liabilities, and dividing the remainder by the number of shares outstanding.

          The net asset value of the Fund's shares is determined once daily, after the declaration of daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date of this Prospectus the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed), on each day, Monday through Friday, except (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of Fund shares, (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

          The Fund values its portfolio investments at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. See "Amortized Cost Method of Portfolio Valuation" in the Statement of Additional Information.

                            REDEMPTION OF FUND SHARES

          Registered holders of Fund shares may redeem their shares without any charge at the per share net asset value (which will usually be $1.00) next determined, at the time described in "Purchase of Fund Shares - Public Offering Price," following receipt by the Fund (at its mailing address listed on the back cover page) of proper notice of redemption in accordance with the procedures set forth below. A check will normally be sent on the next business day but not later than the seventh day following receipt of such notice. If all of the shares in an account are redeemed, dividends accrued and unpaid at the date of redemption will be paid when the redemption proceeds are paid.

          The Qualifying Advisers, acting in accordance with the terms of the investment advisory agreements with the Advisory Clients, will ordinarily initiate all redemption requests with respect to shares of the Fund. The Advisory Clients may redeem their shares directly, however, by writing to the Fund. Such requests should be signed exactly as the account registration appears on the account statement. If the redemption proceeds are less than $25,000 and are to be paid to the registered holder and sent to the address of record for that account, or if the written redemption request is from pre-authorized trustees of plans, trusts and other tax-exempt organizations and the redemption proceeds are less than $25,000, no signature guarantee is required. However, if the redemption proceeds are $25,000 or more or are to be paid to someone other than the registered holder, or are to be mailed to an address other than the registered shareholder's address, or the shares are to be transferred, or the request does not come from such a plan trustee, the owner's signature must be guaranteed by an eligible guarantor institution, including (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program. A signature guarantee is also required in connection with any redemption if, within the 30-day period prior to receipt of the redemption request, instructions have been received to change the shareholder's address of record. The Fund reserves the right to require signature guarantees on all redemptions.

                                    DIVIDENDS

          Shareholders begin earning income on the day following investment of their funds. The net income of the Fund is determined as of the primary close of business on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open, and is immediately declared payable to shareholders of record as of the close of business on the preceding day. The Fund's net income for Saturdays, Sundays and other days on which the Exchange is closed will be declared as dividends on the next business day. Net income includes (i) all earned interest on portfolio investments of the Fund, plus or minus (ii) all gains and losses on portfolio investments of the Fund, less (iii) provision for the expenses of the Fund.

          The net income of the Fund is declared as dividends daily, and is paid on or about the last day of each month. The net income is automatically reinvested in additional shares of the Fund (valued at net asset value on the date of such payment, normally $1.00 per share) unless a shareholder specifically requests the Fund in writing that the payment be made in cash. Shareholders who redeem all of their shares at any time during the month are paid all dividends through the date of redemption together with the proceeds of the redemption. Shareholders who redeem less than all of their shares are paid the proceeds of the redemption in cash; dividends with respect to the redeemed shares are paid on the normal monthly payment date in additional shares or cash, as the shareholder has elected.

                                      TAXES

          The following is a general summary of certain federal tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning.


          During the fiscal year ended September 30, 1996, the Fund fulfilled, and the Fund intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.


          Distributions from the Fund representing its interest income and any short-term capital gains will be taxable to shareholders as ordinary income, whether they are received by shareholders in cash or reinvested in additional shares of the Fund. Such distributions will not qualify for the 70% dividend received deduction for corporations. The Fund does not expect to realize net long-term capital gains or losses.

          Before investing in the Fund, an investor should consult a tax adviser concerning the consequences of any local and state tax laws, and of any retirement plan offering tax benefits.

          Fund shareholders receive an annual statement detailing federal tax information. Distributions by the Fund, including the amount of any redemptions, will be reported to Fund shareholders in such annual statement and to the Internal Revenue Service to the extent required by the Code. The Fund is required by federal law to withhold 31% of reportable payments (including dividends, capital gain distributions, and redemptions) paid to certain accounts whose owners have not complied with IRS regulations. In order to avoid this backup withholding requirement, each shareholder will be asked to certify on the shareholder's account application that the social security or taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for previous underreporting to the IRS.


                               GENERAL INFORMATION

          The Fund was organized in January 1987 as a Minnesota corporation.
The Fund's authorized capital stock is of only one class, common shares, with a par value of $.01 per share. All shares of the Fund are nonassessable, fully transferable and have one vote and equal rights to share in dividends and assets of the Fund. The shares of the Fund possess no preemptive or conversion rights. Cumulative voting is not authorized for the Fund. This means that the holders of more than 50% of the shares of the Fund voting for the election of directors of the Fund can elect 100% of the directors of the Fund if they choose to do so, and in such event the holders of the remaining shares of the Fund will be unable to elect any directors of the Fund.


          On September 30, 1996, there were 9,540,656 Fund shares outstanding. As of September 30, 1996 the following persons held of record 25% or more of the outstanding shares of the Fund:

                                        Number of                 Percent of
Name of Shareholder                      Shares                      Class
-------------------                     ---------                 ----------


Minnesota Mutual and Subsidiaries        7,001,783                    73.4%


          Due to their ownership of more than 25% of the outstanding shares of the Fund, the shareholders identified above may be said to control the Fund. Minnesota Mutual, Advantus Capital, MIMLIC Management and MIMLIC Sales are all organized as Minnesota corporations.


          The Fund does not hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law does not require an annual meeting; instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate.
In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding 3 percent or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of the Fund. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

          The Fund sends to its shareholders a six-month unaudited and annual audited financial report of the Fund, which includes a list of investment securities held by the Fund. Shareholder inquires should be directed to the Underwriter or the Fund at the telephone number or mailing address listed on the cover of this Prospectus.


                         COUNSEL AND INDEPENDENT AUDITORS


          The firm of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402-1498, is the general counsel for the Fund. KPMG Peat Marwick LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, are the independent auditors for the Fund.

                                    CUSTODIAN

          Bankers Trust Company, 280 Park Avenue, New York, New York 10017 acts as custodian of the securities held by the Fund.

No dealer, sales representative or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or in the Statement of Additional Information referred to on the cover page of this Prospectus), and if given or made, such information or representations must not be relied upon as having been authorized by the Fund or MIMLIC Sales. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.



INVESTMENT ADVISER                      INDEPENDENT AUDITORS
ADVANTUS CAPITAL MANAGEMENT,            KPMG PEAT MARWICK LLP
INC.
400 Robert Street North
St. Paul, Minnesota  55101


UNDERWRITER                             CUSTODIAN
MIMLIC SALES CORPORATION                BANKERS TRUST COMPANY
P.O. Box 64809                          280 Park Avenue
St. Paul, Minnesota  55101-0809         New York, New York  10017
(612) 228-4833


TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
THE MINNESOTA MUTUAL LIFE
INSURANCE COMPANY
P.O. Box 64132
St. Paul, Minnesota 55164-0132
(612) 298-4985


GENERAL COUNSEL
DORSEY & WHITNEY LLP



Prospectus dated January 31, 1997

              PART B.  INFORMATION REQUIRED IN A STATEMENT
                         OF ADDITIONAL INFORMATION

                            MIMLIC CASH FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION


                               January 31, 1997












         This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated
January 31, 1997 and should be read in conjunction therewith. A copy of the Prospectus may be obtained from MIMLIC Sales Corporation, 400 Robert Street North, St. Paul, Minnesota 55101.

                                  TABLE OF CONTENTS

Investment Objectives and Policies . . . . . . . . . . . . . . .      1

Investment Restrictions. . . . . . . . . . . . . . . . . . . . .      2

Commercial Paper and Bond Ratings. . . . . . . . . . . . . . . .      3
     A-1 and P-1 Commercial Paper Ratings. . . . . . . . . . . .      4
     Bond Ratings. . . . . . . . . . . . . . . . . . . . . . . .      4

Directors and Executive Officers . . . . . . . . . . . . . . . .      5

Director Liability . . . . . . . . . . . . . . . . . . . . . . .      6

Investment Advisory and Other Services . . . . . . . . . . . . .      7
     General . . . . . . . . . . . . . . . . . . . . . . . . . .      7
     Control and Management of Advantus Capital and MIMLIC Sales      7
     Investment Advisory Agreement . . . . . . . . . . . . . . .      8
     Distribution Agreement. . . . . . . . . . . . . . . . . . .      9

Amortized Cost Method of Portfolio Valuation . . . . . . . . . .      9

Portfolio Transactions and Allocation of Brokerage . . . . . . .      10

Calculation of Performance Data. . . . . . . . . . . . . . . . .      12

Capital Stock and Ownership of Shares. . . . . . . . . . . . . .      13

Shareholder Services . . . . . . . . . . . . . . . . . . . . . .      14
     Open Accounts . . . . . . . . . . . . . . . . . . . . . . .      14

Redemptions. . . . . . . . . . . . . . . . . . . . . . . . . . .      14

Distributions and Tax Status . . . . . . . . . . . . . . . . . .      15

Financial Statements . . . . . . . . . . . . . . . . . . . . . .      15

                       INVESTMENT OBJECTIVES AND POLICIES

          The investment objectives and policies of MIMLIC Cash Fund, Inc. (the "Fund") are summarized on the front page of the Prospectus and in the text of the Prospectus following the caption "Investment Objectives and Policies." The types of investments that the Fund will make are described in the Prospectus. A more detailed description of certain types of obligations in which the Fund invests is as follows:

          CERTIFICATES OF DEPOSIT --are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

          BANKER'S ACCEPTANCES --are short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. These instruments reflect the obligations of both the bank and drawer to pay the face amount of the instrument at maturity.

          COMMERCIAL PAPER --refers to promissory notes issued by corporations to finance their short-term credit needs.

          REPURCHASE AGREEMENTS --are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund's custodian, or a duly appointed subcustodian, will hold the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest.

          CORPORATE OBLIGATIONS --include bonds and notes issued by corporations in order to finance longer term credit needs.

          The Fund, consistent with its investment objective, attempts to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. Since the Fund's assets are invested in securities with short maturities and the Fund manages its portfolio as described above, the Fund's portfolio of money market instruments turns over several times a year. However, this does not generally increase the Fund's costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Fund invests. Rather, the Fund pays a spread between the bid and asked prices. See "Portfolio Transactions and Allocation of Brokerage."

                             INVESTMENT RESTRICTIONS

          Except as otherwise noted, the investment restrictions set forth below, certain of which are described in the Prospectus, are "fundamental" policies of the Fund and, accordingly, may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. A "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the shares of the Fund represented at the meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. An investment restriction which is not fundamental may be changed by vote of the Board of Directors without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental. The Fund will not:

     (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer;

     (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry; provided that (a) telephone, gas, and electric public utilities are each regarded as separate industries and (b) United States banks, savings and loan associations, savings banks and finance companies are each regarded as separate industries for the purpose of this limitation. There are no limitations with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or certificates of deposit and bankers acceptances of United States banks or their domestic branches;

     (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and only to the extent that the Fund's short positions will not at the time of any short sale aggregate in total sale prices more than 10% of its total assets;

     (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

     (5) Borrow money or enter into reverse repurchase agreements in excess of 5% of its net assets and, with respect to borrowing money, only from banks and only as a temporary measure for extraordinary or emergency purposes;

     (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

     (7) Invest more than 5% of its total assets in securities of businesses (including predecessors) less than three years old;

     (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

     (9) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes, repurchase agreements and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions;

     (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

     (11) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

     (12) Make investments for the purpose of exercising control or management;

     (13) Participate on a joint or joint and several basis in any trading account in securities;

     (14) Write or purchase put or call options, or combinations thereof;

     (15) Enter into repurchase agreements maturing in more than seven days, purchase certificates of deposit of banks and savings and loan associations which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of less than $2 billion, purchase variable amount master demand notes, or invest in any other illiquid assets, if such investments taken together exceed 10% of the Fund's net assets (This restriction is non-fundamental.); or

     (16) Invest in the securities of other investment companies, with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets.

          Any investment policy or restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

                        COMMERCIAL PAPER AND BOND RATINGS

          As is described in the Prospectus, the Fund's investments in high quality commercial paper and corporate obligations are limited by reference to the applicable Standard & Poor's and Moody's ratings. These ratings are described as follows:

          A-1 AND P-1 COMMERCIAL PAPER RATINGS. The rating A-1 is the highest rating assigned by Standard & Poor's Corporation ("S&P") to commercial paper which is considered by S&P to have the following characteristics:

               Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

               The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning the ratings are the following:
               (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity;
               (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and
               (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

          BOND RATINGS. Moody's describes its three highest ratings for corporate bonds as follows:

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

          Standard & Poor's describes its three highest ratings for corporate bonds as follows:

          AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                        DIRECTORS AND EXECUTIVE OFFICERS

          The names, addresses, principal occupations, and other affiliations of directors and executive officers of the Fund are given below:

                              Position with            Principal Occupation and other
Name and Address                the Fund                 Affiliations (past 5 years)
----------------              -------------            ------------------------------

Paul H. Gooding*              President                Vice President and Treasurer of
Advantus Capital              and Director             Minnesota Mutual; President and
 Management, Inc.                                      Director of Advantus Capital;
400 Robert Street North                                President, Treasurer and Director
St. Paul, Minnesota 55101                              of MIMLIC Management


Frederick P. Feuerherm*       Vice President,          Second Vice President of Minnesota
The Minnesota Mutual          Treasurer and            Mutual; Vice President and Assistant
 Life Insurance Company       Director                 Secretary of MIMLIC Management
400 Robert Street North
St. Paul, Minnesota 55101

Ralph D. Ebbott               Director                 Retired, Vice President and Treasurer
409 Birchwood Avenue                                   of Minnesota Mining and Manufacturing
White Bear Lake,                                       Company (tape, adhesive, photographic,
 Minnesota 55110                                       and electrical products) through June
                                                       1989

Charles E. Arner              Director                 Retired, Vice Chairman of The First
E-1218 First National                                  National Bank of Saint Paul from
 Bank Building                                         November 1983 through June 1984;
332 Minnesota Street                                   Chairman and Chief Executive Officer
St. Paul, Minnesota 55101                              of The First National Bank of Saint Paul
                                                       from October 1980 through November
                                                       1983



                                       -5-


Ellen S. Berscheid            Director                 Regents' Professor of Psychology at the
University of Minnesota                                University of Minnesota
N309 Elliott Hall
Minneapolis, Minnesota 55455





Michael J. Radmer             Secretary                Partner with the law firm of
Dorsey & Whitney LLP                                   Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, Minnesota 55402


--------------------------

 *Denotes directors of the Fund who are "interested persons" (as defined under the Investment Company Act of 1940) of the Fund.

--------------------------

       Legal fees and expenses are paid by Advantus Capital to the law firm of which Michael J. Radmer is a partner. As of September 30, 1996, the officers and directors of the Fund owned no shares of the Fund. The Fund does not pay any compensation to any of its officers or directors. Advantus Capital, however, pays certain fees to Directors who are not affiliated with Advantus Capital or MIMLIC Management. Each Director of the Fund who is not affiliated with Advantus Capital or MIMLIC Management is also a director of the other 11 investment companies of which Advantus Capital or MIMLIC Management is the investment adviser (12 investment companies in total - the "Fund Complex"). Such Directors receive compensation in connection with all such investment companies which, in the aggregate, is equal to $6,000 per year and $1,500 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by any investment company is a PRO RATA portion based on the ratio that such investment company's total net assets bears to the total net assets of the Fund Complex. Advantus Capital bears the Fund's PRO RATA portion. During the fiscal year ended September 30, 1996, each Director not affiliated with Advantus Capital or MIMLIC Management was compensated by Advantus Capital in accordance with the following table:




                                         Pension or
                                         Retirement                   Total Compensation
                         Aggregate        Benefits       Estimated       from Advantus
                       Compensation       Accrued         Annual         Capital and
Name of                from Advantus     as Part of    Benefits Upon     Fund Complex
Director                  Capital       Fund Expenses    Retirement    Paid to Directors
--------                  -------       -------------    ----------    -----------------
Charles E. Arner           $53.53            N/A            N/A           $9,000

Ellen S. Berscheid         $53.53            N/A            N/A           $9,000

Ralph D. Ebbott            $53.53            N/A            N/A           $9,000



                               DIRECTOR LIABILITY

          Under Minnesota law, the Board of Directors of the Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care"

(to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).


          Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL
-------

          Advantus Capital Management, Inc. ("Advantus Capital") has been the investment adviser and manager of the Fund since March 1, 1995. Prior to that date the Fund's investment adviser was MIMLIC Asset Management Company ("MIMLIC Management"). Advantus Capital is a wholly-owned subsidiary of MIMLIC Management. The same portfolio manager and other personnel who previously provided investment advisory services to the Fund through MIMLIC Management continue to provide the same services through Advantus Capital. MIMLIC Sales acts as the Fund's underwriter. Both Advantus Capital and MIMLIC Sales act as such pursuant to written agreements that will be periodically considered for approval by the directors or shareholders of the Fund. The address of both is 400 Robert Street North, St. Paul, Minnesota 55101.

CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL AND MIMLIC SALES
-----------------------------------------------------------

       Advantus Capital was incorporated in Minnesota in June, 1994, and is a wholly-owned subsidiary of MIMLIC Management. MIMLIC Management is a subsidiary of The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), which was organized in 1880, and has assets of more than $9.8 billion. MIMLIC Sales is a subsidiary of MIMLIC Management. Paul H. Gooding, President and a director of the Fund, is President and a director of Advantus Capital and President, Treasurer and a director of MIMLIC Management. Frederick P. Feuerherm, Vice President, Treasurer and a director of the Fund, is a Vice President and Assistant Secretary of MIMLIC Management. James P. Tatera, Senior Vice President and Director of Advantus Capital, is also Vice President of MIMLIC Management.

INVESTMENT ADVISORY AGREEMENT

       Advantus Capital acts as investment adviser and manager of the Fund under an Investment Advisory Agreement (the "Advisory Agreement") dated March 1, 1995, and which was approved by shareholders on February 14, 1995. The Advisory Agreement was last approved by the Board of Directors (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 14, 1997. The Advisory Agreement will terminate automatically in the event of its assignment. In addition, the Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, the Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Advisory Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.


          Shares of the Fund will be sold only to the Advisory Clients and may be purchased only with funds managed by Advantus Capital, MIMLIC Management or other affiliated investment advisers for the Advisory Clients. For that reason, the Fund does not pay an advisory fee to Advantus Capital under the Advisory Agreement. Advantus Capital, under the Advisory Agreement with the Fund, acts as investment adviser and manager for the Fund, and furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. In addition, Advantus Capital pays all expenses of the Fund, except custodian fees, brokerage commissions (if any), and those expenses expressly assumed by the Fund's underwriter, including the salaries and fees of all officers and directors of the Fund, auditing and accounting fees, legal fees, and the Fund's transfer agent, dividend disbursing agent and redemption agent expenses. Minnesota Mutual acts as the Fund's transfer agent, dividend disbursing agent and redemption agent.


          MIMLIC Sales, the Fund's underwriter, bears all promotional expenses in connection with the distribution of the Fund's shares, including paying for prospectuses and statements of additional information for new shareholders, and shareholder reports for new shareholders, and the costs of sales literature.

DISTRIBUTION AGREEMENT
----------------------


          On January 14, 1997, the Board of Directors (including a majority of the directors who are not parties to the contract, or interested persons of any such party) last approved the Distribution Agreement with MIMLIC Sales (the "Distribution Agreement") dated February 25, 1987. The Distribution Agreement may be terminated by the Fund or MIMLIC Sales at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.


          The Distribution Agreement requires MIMLIC Sales to pay all advertising and promotional expenses in connection with the distribution of the Fund's shares including paying for Prospectuses and Statements of Additional Information (if any) for new shareholders, shareholder reports for new shareholders, and the costs of sales literature.

          In the Distribution Agreement, MIMLIC Sales undertakes to indemnify the Fund against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by MIMLIC Sales only from persons affiliated with the Fund but not with MIMLIC Sales.

                  AMORTIZED COST METHOD OF PORTFOLIO VALUATION

          The Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in interest rates on the market value of the instrument and regardless of any unrealized capital gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by the Fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.


          Pursuant to Rule 2a-7, the Board of Directors of the Fund has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Fund and its shareholders to maintain a stable net asset value per share by virtue of the amortized cost method of valuation. The Fund will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the Fund's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per share calculated using available market quotations from the Fund's amortized cost price per share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include redemptions in kind, selling portfolio instruments prior to realizing capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

          The Fund will, in further compliance with Rule 2a-7, maintain a dollar-weighted average portfolio maturity not exceeding 90 days and will limit its portfolio investments to those United States dollar-denominated instruments which the Board determines present minimal credit risks and which are eligible securities. The Fund will limit its investments in the securities of any one issuer to no more than 5% of Fund assets and it will limit investment in securities of less than the highest rated categories to 5% of Fund assets. Investment in the securities of any issuer of less than the highest rated categories will be limited to the greater of 1% of Fund assets or one million dollars. In addition, the Fund will reassess promptly any security which is in default or downgraded from its rating category to determine whether that security then presents minimal credit risks and whether continuing to hold the securities is in the best interests of the Fund. In addition, the Fund will record, maintain, and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE


          Most transactions in portfolio securities are purchases from issuers or dealers in money market instruments acting as principal. There usually are no brokerage commissions paid by the Fund for such purchases since securities are purchased on a net price basis. During the fiscal years ended September 30, 1996 and 1995, and the fiscal period ended September 30, 1994, the Fund paid no brokerage commissions. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which reflect a fee paid to the underwriter.

          Decisions with respect to the placement of the Fund's portfolio transactions are made by Advantus Capital. The primary criteria in making these decisions are efficiency in the execution of orders and obtaining the most favorable net prices for the Fund. Most Fund transactions are with the issuer or with major dealers acting for their own account and not as brokers. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research services to Advantus Capital. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for Advantus Capital, the Fund enables Advantus Capital to supplement its own investment research activities and allows Advantus Capital to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other brokers who furnish research services to Advantus Capital, Advantus Capital receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions.


          There is no formula for the allocation by Advantus Capital of the Fund's brokerage business to any broker-dealers for brokerage and research services. While it is not expected that the Fund will pay brokerage commissions, if it does, Advantus Capital will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or Advantus Capital's overall responsibilities with respect to the accounts as to which it exercises investment discretion. During the fiscal year ended September 30, 1996, the Fund paid no brokerage commissions and directed no transactions to brokers because of research services they provided.


          No brokerage is allocated for the sale of Fund shares. Advantus Capital believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefits accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

          The same security may be suitable for the Fund and the other funds or accounts managed by Advantus Capital or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by the Fund and other funds or accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

          The Fund will not execute portfolio transactions through any affiliate, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund. In the event any transactions are executed on an agency basis, Advantus Capital will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Advantus Capital with respect to the Fund as to which it exercises investment discretion. If the Fund executes any transactions on an agency basis, it will generally pay higher than the lowest commission rates available.


          In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Fund that such commissions will, in the judgment of Advantus Capital, subject to review by the Fund's Board of Directors, be both
(a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and
(b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers. During the year ended September 30, 1996, the Fund did not execute any portfolio transactions with an affiliated broker-dealer.

          Information regarding the acquisition by the Fund during the fiscal year ended September 30, 1996, of securities of the Fund's regular brokers or dealers, or the parents of those broker or dealers that derive more than 15 percent of their gross revenue from securities-related activities, is presented below:


                                                 Approximate
                                          Value of Securities Owned
       Name of Issuer                        at End of Fiscal Year
       --------------                     -------------------------
        None                               N/A


                         CALCULATION OF PERFORMANCE DATA


          The Fund may issue "current yield" and "effective yield" quotations. "Current yields" are computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a recent seven calendar day period, and multiplying that change by 365/7. "Effective yields" are computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a recent seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power, and subtracting one from the result. For purposes of the foregoing calculations, the value of the hypothetical account includes accrued interest income plus or minus amortized purchase discount or premium less accrued expenses, but does not include realized gains and losses or unrealized appreciation and depreciation. The Fund will also quote the average dollar-weighted portfolio maturity for the corresponding seven-day period.

          Although there can be no assurance that the net asset value of the Fund's shares will always be $1.00, Advantus Capital does not expect that the net asset value of its shares will fluctuate since the Fund uses the amortized cost method of valuation to maintain a stable $1.00 net asset value. See "Amortized Cost Method of Portfolio Valuation." Principal is not, however, insured. Yield is a function of portfolio quality and composition, maturity, and operating expenses. Yield information is useful in reviewing the Fund's performance, but it may not provide a basis for comparison with bank deposits or other investments, which pay a fixed yield for a stated period of time, or other investment instruments, which may use a different method of calculating yield.


          For the seven calendar days ended September 30, 1996, the Fund's annualized current yield was 5.47% and its annualized effective yield was 5.62%.


                      CAPITAL STOCK AND OWNERSHIP OF SHARES

          The Fund's shares of common stock have a par value of $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

          The Fund has the following authorized capital and numbers of shares outstanding:


          Number of
     authorized shares                 Par value                  Shares outstanding
      of common stock                  per share                at September 30, 1996
     -----------------                 ---------                ---------------------

        1,000,000,000                     $.01                     9,540,656



          As of September 30, 1996, no person held of record, to the knowledge of the Fund, or owned more than 5% of the outstanding shares of the Fund, except as set forth in the following table:




                                       Number of         Percent of
Name and Address of Shareholder          Shares             Class
-------------------------------        ---------         ----------

Minnesota Mutual and affiliates         7,001,783         73.4%
400 Robert Street North
St. Paul, Minnesota  55101

                              SHAREHOLDER SERVICES

OPEN ACCOUNTS

          A shareholder's investment is automatically credited to an open account maintained for the shareholder by Minnesota Mutual. Stock certificates are issued only upon written request to Minnesota Mutual but will not be issued for fractional shares. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year Minnesota Mutual sends to each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record.

          The open account system provides for full and fractional shares expressed to four decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

          The costs of maintaining the open account system are paid by Advantus Capital, and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such changes are made.

                                   REDEMPTIONS

          The procedures for redemption of Fund shares are summarized in the Prospectus in the text following the questions "How are Fund shares redeemed?"

          The obligation of the Fund to redeem its shares when called upon to do so by the shareholder is mandatory with the following exceptions.

          The Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. The Fund has filed with the Securities and Exchange Commission a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

          Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the

Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

                          DISTRIBUTIONS AND TAX STATUS


          The tax status of the Fund and the distributions which it may make are summarized in the text of the Prospectus following the caption "Taxes." During the fiscal year ended September 30, 1995, the Fund fulfilled, and the Fund intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.


          The Fund is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

          The foregoing relates only to federal taxation. Prospective shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Fund distributions.

                              FINANCIAL STATEMENTS


          The Fund's financial statements for the year ended September 30, 1996, including the financial highlights for each of the respective periods presented, appearing in the Fund's Annual Report to shareholders, and the report thereon of the Fund's independent auditors, KPMG Peat Marwick LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                           PART C.  OTHER INFORMATION

                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS



          (a) Financial statements: The Registrant's financial statements for the year ended September 30, 1996, including the financial highlights for each of the respective periods presented, appearing in the Registrant's Annual Report to Shareholders, and the report thereon of the Registrant's independent auditors, KPMG Peat Marwick LLP, also appearing therein, are incorporated by reference in the Statement of Additional Information included in Part B of this Registration Statement. The following financial statements are included in such Annual Report to Shareholders:

                (1) Investments in Securities as of September 30, 1996.

                (2) Statement of Assets and Liabilities as of September 30,
                    1996.

                (3) Statement of Operations for the year ended September 30,
                    1996

                (4) Statement of Changes in Net Assets for the years ended
                    September 30, 1996 and September 30, 1995.

                (5) Notes to Financial Statements, including Financial
                    Highlights for the periods presented ended September 30,
                    1996

                (6) Independent Auditors' Report

          (b)  Exhibits:

                (1) Articles of Incorporation of the Registrant(1)

                (2) Revised Bylaws of the Registrant(1)

                (4) Specimen common shares of the Registrant(1)

                (5) Investment Advisory Agreement between the Registrant and
                    Advantus Capital Management, Inc.(1)

                (6) Distribution Agreement between the Registrant and MIMLIC
                    Sales Corporation(1)

                (8) Custodian Agreement between the Registrant and Bankers Trust
                    Company(1)

               (10) Opinion and Consent of Dorsey & Whitney LLP(1)

               (11) Consent of KPMG Peat Marwick LLP

               (13) Letter of Investment Intent regarding the Registrant's initial capital(1)

               (16) Calculation of Yield of the Registrant(1)

               (17) Financial Data Schedule

               (19) Power of Attorney to sign Registration Statement executed by
                    Directors of Registrant
               __________________

               (1) Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed January 26, 1996.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Wholly-owned subsidiaries of The Minnesota Mutual Life Insurance Company:

          MIMLIC Asset Management Company
          The Ministers Life Insurance Company
          MIMLIC Corporation
          Minnesota Fire and Casualty Company
          Northstar Life Insurance Company (New York)
          Robert Street Energy, Inc.

Open-end registered investment company offering shares solely to separate accounts of The Minnesota Mutual Life Insurance Company:

          MIMLIC Series Fund, Inc.

Wholly-owned subsidiaries of MIMLIC Asset Management Company:

          MIMLIC Sales Corporation
          Advantus Capital Management, Inc.

Wholly-owned subsidiaries of Advantus Capital Management, Inc.:

          Advantus Venture Fund, Inc.
          Advantus Index 500 Fund, Inc.

Wholly-owned subsidiaries of MIMLIC Corporation:

          DataPlan Securities, Inc. (Ohio)
          MIMLIC Imperial Corporation
          MIMLIC Funding, Inc.
          MIMLIC Venture Corporation
          Personal Finance Company (Delaware)
          Wedgewood Valley Golf, Inc.
          Ministers Life Resources, Inc.
          Enterprise Holding Corporation
          HomePlus Agency, Inc.

Wholly-owned subsidiaries of Enterprise Holding Corporation:

          Oakleaf Service Corporation
          Lafayette Litho, Inc.
          Financial Ink Corporation
          Concepts in Marketing Research Corporation
          Concepts in Marketing Services Corporation
          National Association of Religious Professionals, Inc.

Wholly-owned subsidiary of Minnesota Fire and Casualty Company:

          HomePlus Insurance Company

Majority-owned subsidiaries of MIMLIC Imperial Corporation:

          J. H. Shoemaker Advisory Corporation
          Consolidated Capital Advisors, Inc.

Majority-owned subsidiary of MIMLIC Sales Corporation:

          MIMLIC Insurance Agency of Ohio, Inc.

Fifty percent-owned subsidiary of MIMLIC Imperial Corporation:

          C.R.I. Securities, Inc.

Majority-owned subsidiaries of The Minnesota Mutual Life Insurance Company:

          MIMLIC Life Insurance Company (Arizona)
          MIMLIC Cash Fund, Inc.
          Advantus Cornerstone Fund, Inc.
          Advantus Enterprise Fund, Inc.
          Advantus International Balanced Fund, Inc.

Less than majority owned, but greater than 25% owned, subsidiaries of The Minnesota Mutual Life Insurance Company:

          Advantus Money Market Fund, Inc.

Less than 25% owned subsidiaries of The Minnesota Mutual Life Insurance Company:

          Advantus Bond Fund, Inc.
          Advantus Horizon Fund, Inc.
          Advantus Spectrum Fund, Inc.
          Advantus Mortgage Securities Fund, Inc.

          Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


     As of November 30, 1996, a date within 90 days of the date of filing of this amendment to the Registration Statement:


     Title of Class                            Number of Record Holders
     --------------                            ------------------------
     Common Shares                                        12


ITEM 27.  INDEMNIFICATION

     The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, to the full extent permitted by Section 302A.521, Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended.
Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith; received no improper personal benefit and the Minnesota Statute dealing with directors' conflicts of interest, if applicable, has been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.


     Section 17(h) of the Investment Company Act of 1940 provides that neither the charter, certificate of incorporation, articles of association, indenture of trust, nor the by-laws of any registered investment company, nor any other instrument pursuant to which such company is organized or administered, shall contain any provisions which protects or purports to protect any director or officer of such company against any liability to the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of his office. The staff of the Securities and Exchange Commission has stated that it is of the view that an indemnification provision does not violate Section 17(h) if it precludes indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties ("Disabling conduct") and sets forth reasonable and fair means for determining whether indemnification shall be made. In the staff's view, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by
(a) the vote of a majority of a quorum of directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors") or (b) an independent legal counsel in a written opinion. The dismissal of either a court action or administrative proceeding against an indemnitee for insufficiency of evidence of any disabling conduct with which he has been charged would, in the staff's view, provide reasonable assurance that he was not liable by reason of disabling conduct. The staff also believes that a determination by the vote of a majority of a quorum of disinterested, non-party directors would provide reasonable assurance that the indemnitee was not liable by reason of disabling conduct.


     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


Directors and Officers       Office with
of Investment Adviser    Investment Adviser       Other Business Connections

Paul H. Gooding          President and            President, Treasurer and
                         Director                 Director, MIMLIC Asset
                                                  Management Company; President,
                                                  Secretary and Director, MIMLIC
                                                  Corporation; Director, MIMLIC
                                                  Imperial Corporation;
                                                  Director, MIMLIC Venture
                                                  Corporation;

                                                  Vice President and Director,
                                                  MIMLIC Funding, Inc.; Vice
                                                  President and Director, Robert
                                                  Street Energy, Inc.; Vice
                                                  President, Director, Personal
                                                  Finance Company; Vice
                                                  President and Treasurer, The
                                                  Minnesota Mutual Life
                                                  Insurance Company

James P. Tatera          Senior Vice President,   Vice President and Chief
                         Treasurer and Director   Equity Portfolio Manager,
                                                  MIMLIC Asset Management
                                                  Company; Vice President,
                                                  MIMLIC Funding, Inc.; Second
                                                  Vice President, The Minnesota
                                                  Mutual Life Insurance Company

Thomas A. Gunderson      Vice President           None

Kent R. Weber            Vice President           None


Wayne R. Schmidt         Vice President           Secretary and Treasurer,
                                                  MIMLIC Funding, Inc.;
                                                  Treasurer and Assistant
                                                  Secretary, Robert Street
                                                  Energy, Inc.; Vice President
                                                  and Secretary, MIMLIC Imperial
                                                  Corporation


Matthew D. Finn          Vice President           President, Unified Capital
                                                  Management, Inc.

Jeffrey R. Erickson      Vice President           None

Kevin J. Hiniker         Secretary                Senior Attorney, MIMLIC
                                                  Asset Management Company

ITEM 29.  PRINCIPAL UNDERWRITERS

         (a) MIMLIC Sales currently acts as a principal underwriter for the following investment companies:


     Advantus Horizon Fund, Inc.
     Advantus Spectrum Fund, Inc.
     Advantus Mortgage Securities Fund, Inc.
     Advantus Money Market Fund, Inc.
     Advantus Bond Fund, Inc.
     Advantus Cornerstone Fund, Inc.
     Advantus Enterprise Fund, Inc.
     Advantus International Balanced Fund, Inc.
     Advantus Venture Fund, Inc.
     Advantus Index 500 Fund, Inc.
     MIMLIC Cash Fund, Inc.
     Minnesota Mutual Variable Fund D
     Minnesota Mutual Variable Annuity Account
     Minnesota Mutual Variable Life Account
     Minnesota Mutual Group Variable Annuity Account
     Minnesota Mutual Variable Universal Life Account

         (b) The name and principal business address, positions and offices with MIMLIC Sales, and positions and offices with the Registrant of each director and officer of MIMLIC Sales is as follows:

                              Positions and                 Positions and
Name and Principal            Offices                       Offices
Business Address              with Underwriter              with Registrant
------------------            ----------------              ---------------

Robert E. Hunstad             Chairman of the Board         None
The Minnesota Mutual          and Director
  Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101


George I. Connolly            President, Chief              None
MIMLIC Sales Corporation      Executive Officer and
400 Robert Street North       Director
St. Paul, Minnesota 55101



Margaret Milosevich           Vice President, Chief         None
MIMLIC Sales Corporation      Operations Officer and
400 Robert Street North       Treasurer
St. Paul, Minnesota 55101

Dennis E. Prohofsky           Secretary and Director        None
The Minnesota Mutual
  Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101


Thomas L. Clark               Assistant Secretary           None
MIMLIC Sales Corporation      and Assistant Treasurer
400 Robert Street North
St. Paul, Minnesota 55101

Margaret A. Berg              Assistant Secretary           None
The Minnesota Mutual
 Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101


          (c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          The physical possession of the accounts, books and other documents required to be maintained by Section 3(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by Minnesota Mutual, 400 Robert Street North, St. Paul, Minnesota 55101; except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant's securities is maintained by Bankers Trust Company, 280 Park Avenue, New York, NY 10017.

ITEM 31.  MANAGEMENT SERVICES

          Not applicable.

ITEM 32.  UNDERTAKINGS

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of St. Paul and the State of Minnesota on the 29th day of January, 1997.


                                   MIMLIC CASH FUND, INC.
                                         Registrant


                                   By     /s/ Paul H. Gooding
                                     -----------------------------------
                                          Paul H. Gooding, President


          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



  /s/ Paul H. Gooding           President (principal
-----------------------------   executive officer)         January 29, 1997
  Paul H. Gooding               and Director


  /s/ Frederick P. Feuerherm    Director and Treasurer
------------------------------  (principal financial)      January 29, 1997
  Frederick P. Feuerherm        and accounting officer)


  RALPH D. EBBOTT*              Director)
------------------------------          )
  Ralph D. Ebbott                       )       By     /s/ Paul H. Gooding
                                        )          ----------------------------
                                        )              Paul H. Gooding
                                        )              Attorney-in-Fact
  CHARLES E. ARNER*             Director)
------------------------------          )
  Charles E. Arner                      )       Dated: January 29, 1997
                                        )
                                        )
  Ellen S. Berscheid*           Director)
------------------------------          )
  Ellen S. Berscheid                    )


---------------




*Registrant's director executing power of attorney dated July 31, 1996, a copy of which is filed herewith.

                             MIMLIC CASH FUND, INC.

                                    EXHIBITS

                                  Exhibit Index


Exhibit Number and Description
------------------------------



 1   Articles of Incorporation of the Registrant(1)

 2   Revised Bylaws of the Registrant(1)

 4   Specimen common shares of the Registrant(1)

 5 Investment Advisory Agreement between the Registrant and Advantus Capital Management, Inc. (1)

 6   Distribution Agreement between the Registrant and MIMLIC Sales
     Corporation(1)

 8   Custodian Agreement between the Registrant and Bankers Trust Company(1)

10   Opinion and Consent of Dorsey & Whitney LLP(1)

11   Consent of KPMG Peat Marwick LLP

13   Letter of Investment Intent(1)

16   Calculation of Yield of the Registrant(1)

17   Financial Data Schedule

19 Power of Attorney to sign Registration Statement executed by Directors of Registrant
__________________

(1) Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed January 26, 1996.